                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CHRISTINE A. NIXON and MALLARY L. REZNIK or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre- and post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

       SIGNATURE                         TITLE                       DATE
       ---------                         -----                       ----

------------------------------         Director          ------------------------------
M. Bernard Aidinoff


/s/ MARION E. FAJEN                                      December 2, 2002
------------------------------         Director          ------------------------------
Marion E. Fajen


/s/ PATRICK J. FOLEY                                     December 2, 2002
------------------------------         Director          ------------------------------
Patrick J. Foley


------------------------------         Director          ------------------------------
Cecil C. Gamwell III


------------------------------         Director          ------------------------------
Lawrence M. Goldman


------------------------------         Director          ------------------------------
Jack R. Harnes


       SIGNATURE                        TITLE                         DATE
       ---------                        -----                         ----

------------------------------         Director          ------------------------------
John I. Howell


------------------------------         Director          ------------------------------
Ernest T. Patrikis


------------------------------         Director          ------------------------------
Howard I. Smith


------------------------------         Director          ------------------------------
Christine A. Nixon